UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 14, 2006

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PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

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DELAWARE	0-15491	22-2562955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312

(Address of principal executive offices) (Zip Code)

954-316-9008

(Registrant’s telephone Number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01

Other Events

On June 14, 2006, Parlux Fragrances, Inc. (the “Company”) announced that its Board of Directors had received an unsolicited letter dated June 13, 2006 (the “Letter”) from its Chairman and CEO, Mr. Ilia Lekach, representing PF Acquisition of Florida LLC, pertaining to the possible acquisition of all of the outstanding common stock of the Company at a proposed price of $29.00 per share in cash, representing a premium of 55% over the closing price of the common stock of the Company on June 13, 2006. A copy of the Letter and the press release announcing the receipt of the Letter by the Company are both attached to this Current Report on Form 8-K and are incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit No.	Description
99.1	Letter dated June 13, 2006 (furnished herewith)
99.2	Press release dated June 14, 2006 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 16, 2006

PARLUX FRAGRANCES, INC.
By:	/s/ FRANK A. BUTTACAVOLI
Frank A. Buttacavoli,
Executive Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter dated June 13, 2006 (furnished herewith)
99.2	Press release dated June 14, 2006 (furnished herewith)